CONDENSED INTERIM CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2017	Mar. 31, 2016
Net income (loss)	$ 16,188	$ (1,040)
Unrealized gains (losses) on cash flow hedge	1,140	(6,038)
Income tax benefit (expense)	(92)	(64)
Other comprehensive income (loss)	1,048	(6,102)
Comprehensive income (loss)	17,236	(7,142)
Non-controlling interest in comprehensive income	2,901	0
Partners’ interest in comprehensive income (loss)	$ 14,335	$ (7,142)